UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 20, 2008
Eagle Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas (Address of principal executive offices)	75219 (Zip code)
Registrant’s telephone number including area code: (214) 432-2000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 20, 2008, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (“Eagle”) approved the annual incentive bonus for fiscal year 2008 and the base salary for fiscal year 2009 for Mr. Steven R. Rowley, Eagle’s President and Chief Executive Officer. The Compensation Committee approved an annual incentive bonus for fiscal 2008 for Mr. Rowley of $778,314. This annual incentive bonus was paid pursuant to Eagle’s Salaried Incentive Compensation Program for Fiscal Year 2008. In addition, the Compensation Committee approved a base salary for fiscal 2009 for Mr. Rowley of $800,000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.
By:	/s/ Arthur R. Zunker, Jr.
Arthur R. Zunker, Jr.
Senior Vice President – Finance, Treasurer and Chief Financial Officer

Date: May 27, 2008